SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2015
SUBSEQUENT EVENTS

NOTE 28. SUBSEQUENT EVENTS

Divestiture of PerfectPairs

In January 2016, we disposed of PerfectPairs Gaming Co., Ltd. (“PerfectPairs”), a Taiwan-based subsidiary of our Asian online game and service business operations, by selling 100% of PerfectPairs shares to two Taiwanese individuals unrelated to our Group for total cash considerations approximating $746 thousand. Upon the disposal, we deconsolidated PerfectPairs and recognized a disposal gain of approximately $797 thousand in 2016.

Disposal of Owned Office Premises

In January 2016, we entered into disposal agreements to sell certain office premises which were not used for our principal business to several counterparties unrelated to our Group, for total cash considerations approximating $1.8 million. The closing of the disposals occurred in March 2016. Upon the closing, we recognized disposal gains of approximately $673 thousand.